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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 27, 1999

                       AMERICAN RESIDENTIAL EAGLE, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                    333-70189                33-0787975
----------------------------       -------------         ------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)

  445 Marine View Avenue,
  Suite 100
  Del Mar, California                                           92014
--------------------------                                   -----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

      Registrant's telephone number, including area code (619) 259-6082

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Item 5.  Other Events.

Filing of Computational Materials

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc., (the "Underwriter") in respect of American Residential Eagle Bond Trust 1999-2 Collateralized Home Equity Bonds, Series 1999-2 (the "Bonds"). The Bonds are being offered pursuant to a Prospectus Supplement, dated July 21, 1999, and a Prospectus, dated March 18, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Bonds have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-70189) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1     Computational Materials (P).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMERICAN RESIDENTIAL EAGLE, INC.

                            By:  /s/ Jay M. Fuller
                                 ----------------------------
                                 Name:   Jay M. Fuller
                                 Title:  President

Dated:  July 27, 1999

Exhibit Index

Exhibit                    Description                        Page

99.1                       Computational Materials             P


                   EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]





                               BROWN & WOOD LLP
                         815 Connecticut Avenue, N.W.
                          Washington, D.C. 20006-4004
                           Telephone: (202)-973-0600
                           Facsimile: (202) 223-0485




                                 July 27, 1999

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

        Re:      American Residential Eagle, Inc.
                 American Residential Eagle Bond Trust 1999-2
                 Collateralized Home Equity Bonds, Series 1999-2

Ladies and Gentlemen:

     On behalf of American Residential Eagle, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Series Term Sheet including Computational Materials in connection with the above-referenced transaction.

                               Very truly yours,

                               /s/ Timothy P. Sadler
                               ----------------------
                               Timothy P. Sadler

Enclosure